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UNITED STATES BANKRUPTCY COURT
SOUTHERN AND WESTERN DISTRICTS OF TEXAS
HOUSTON DIVISION

IN RE:	§	
Vanguard Natural Resources, Inc.	§	CASE NO. 17-30560
	§	CHAPTER 11
	§	
DEBTOR	§	

CHAPTER 11 POST-CONFIRMATION REPORT
FOR THE QUARTER ENDING MARCH 2019

1. ☑ Quarterly or ☐ Final (check one)

2. **SUMMARY OF DISBURSEMENTS*:**

A. Disbursements made under the plan (itemize on page 3)	$ 45,101.99
B. Disbursements not under the plan	$ 654,898.02
Total Disbursements	$ 700,000.01

*ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, UNDER THE PLAN OR OTHERWISE, MUST BE ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

3. Has the order confirming plan become final? ☑ Yes ☐ No
4. Are Plan payments being made as required under the Plan? ☑ Yes ☐ No
5. If "No", what Plan payments have not been made and why?
Please explain: ____________________

6. If plan payments have not yet begun, when will the first plan payment be made? ____________ (Date)

7. What date did the reorganized debtor or successor of the debtor under the plan assume the business or management of the property treated under the plan? August 1, 2017 (Date)

8. Please describe any factors which may materially affect your ability to obtain a final decree at this time.
None

9. Complete the form for Plan Disbursements attached.

10. **CONSUMMATION OF PLAN:**

A. If this is a final report, has an application for Final Decree been submitted*?
☐ Yes Date application was submitted ____________
☐ No Date when application will be submitted ____________
*(If required by Local Rule)

B. Estimated Date of Final Payment Under Plan ____________

INITIALS ____
DATE ____
UST USE ONLY

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED: [signature] DATE: 4/8/19

Ryan Midgett
(PRINT NAME)

IN RE: Vanguard Natural Resources, LLC CASE NO. 17-30560

CASH RECEIPTS AND DISBURSEMENTS	CURRENT QUARTER	CONFIRMATION TO DATE
CASH-BEGINNING OF QUARTER	4,450,000.02	0.00
RECEIPTS	0.00	28,455,011.59
DISBURSEMENTS		
NET PAYROLL		
PAYROLL TAXES PAID		
SECURED/RENTAL/LEASES		
UTILITIES		
INSURANCE		
INVENTORY PURCHASES		
VEHICLE EXPENSES		
TRAVEL & ENTERTAINMENT		
REPAIRS, MAINTENANCE & SUPPLIES		
ADMINISTRATIVE & SELLING		
OTHER (attach list) - See attached Exhibit B	654,898.02	3,419,462.47
PLAN PAYMENTS (page 1 and page 3)	45,101.99	21,285,549.11
TOTAL DISBURSEMENTS (this figure should equal Total disbursements, Item 2, Summary of Disbursements)	700,000.01	24,705,011.58
NET CASH FLOW	(700,000.01)	3,750,000.01
CASH-END OF QUARTER	3,750,000.01	3,750,000.01

CASH ACCOUNT RECONCILIATION FOR ALL FUNDS
QUARTER ENDING MARCH

	Month/Year January 2019	Month/Year February 2019	Month/Year March 2019	Total
Bank Balance	4,450,000.02	3,750,000.01	3,750,000.01	4,450,000.02
Deposit in Transit				0.00
Outstanding Checks				0.00
Adjusted Balance	4,450,000.02	3,750,000.01	3,750,000.01	4,450,000.02
Beginning Cash-Per Books	4,450,000.02	4,450,000.02	3,750,000.01	4,450,000.02
Receipts				0.00
Transfers Between Accounts				0.00
Checks/Other Disbursements		700,000.01		700,000.01
Ending Cash-Per Books	4,450,000.02	3,750,000.01	3,750,000.01	3,750,000.01

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

	Month/Year January 2019	Month/Year February 2019	Month/Year March 2019	Total
Beginning Cash	4,450,000.02	4,450,000.02	3,750,000.01	
Total Receipts				0.00
Total Disbursements		700,000.01		700,000.01
Ending Cash	4,450,000.02	3,750,000.01	3,750,000.01	

IN RE: §
Vanguard Natural Resources, LLC §
§ **CASE NO.** 17-30560
DEBTOR §
§

PAYMENTS TO CREDITORS UNDER THE PLAN

CREDITOR	CLASS	NEXT PAYMENT DUE	CURRENT QUARTER	CONFIRMATION TO DATE
See Attached EXHIBIT A	9		45,101.99	584,496.38
See Attached EXHIBIT A	Admin		0.00	20,701,052.73
TOTAL PLAN PAYMENTS: (report on page 1 and page 2)			45,101.99	21,285,549.11

IN RE:

Vanguard Natural Resources, LLC **CASE NO.** 17-30560

DEBTOR

EXHIBIT A

CREDITOR	CLASS	NEXT PAYMENT DUE	CURRENT QUARTER	CONFIRMATION TO DATE
ALSCO	9		-	2,088.04
Baker & Hostetler	9		-	60,627.43
Citrix Systems, Inc.	9		-	2,841.57
Clean and Shiny Janitorial	9		-	5,100.00
Coca-Cola Bottling Co. High Country	9		-	269.40
Conner & Winters, LLP	9		-	30,000.00
England Resources Corporation	9		-	300,000.00
Epic Resources, LLC	9		-	1,141.49
Green Mountain Energy	9		45,101.99	45,101.99
Gulp-It! Inc.	9		-	402.63
High Country Carpet Care	9		-	540.00
Mediant Communications Inc	9		-	4,946.08
Nico Resources, LLC	9		-	118,079.00
Oildex	9		-	135.00
Shred-It USA LLC	9		-	30.00
Southwestern Public Service	9		-	2,561.26
Tejas Office Products	9		-	2,622.91
US Bank	9		-	7,974.93
WYO Water Solutions	9		-	34.65
CLASS 9 TOTAL			**45,101.99**	**584,496.38**
Akin Gump Strauss Hauer	Admin		-	364,206.83
Cinco Energy Services	Admin		-	164,186.32
Evercore Group LLC	Admin		-	12,606,894.44
FTI Consulting, Inc.	Admin		-	585,525.04
Gardere Wynne Sewell	Admin		-	213,465.33
Huron Consulting	Admin		-	175,000.00
Jackson Walker LLP	Admin		-	208,216.47
Munger Tolles & Olsen LLP	Admin		-	29,155.00
Opportune	Admin		-	1,223,767.64
Paul Hastings	Admin		-	4,467,872.21
Prime Clerk LLC	Admin		-	502,926.08
Ropes & Gray	Admin		-	128,501.12
Troutman Sanders	Admin		-	31,336.25
ADMIN TOTAL			**-**	**20,701,052.73**
TOTAL PLAN PAYMENTS			**45,101.99**	**21,285,549.11**

IN RE:

Vanguard Natural Resources, LLC **CASE NO.** 17-30560

DEBTOR

EXHIBIT B

DESCRIPTION	CURRENT QUARTER	CONFIRMATION TO DATE
Transfer of excess funds from Professional Fees bank account; funds transferred to Vanguard Natural Gas LLC	-	1,003,958.84
Transfer of excess funds from Professional Fees bank account; funds transferred to Vanguard Operating LLC	0.01	0.01
Transfer of excess funds from Class 9 claims bank account; funds transferred to Vanguard Operating LLC	654,898.00	2,415,503.61
Transfer of excess funds from operating bank account; funds transferred to Vanguard Operating LLC	0.01	0.01
TOTAL OTHER DISBURSEMENTS NOT UNDER THE PLAN	**654,898.02**	**3,419,462.47**